EXHIBIT 99.1

3001 Deming Way Middleton, WI 53562-1431 P.O. Box 620992 Middleton, WI 53562-0992 (608) 275-3340

For Immediate Release	Investor/Media Contacts: Kevin Kim 608-278-6148

Spectrum Brands Announces Early Tender and Consent Results

Middleton, WI, March 2, 2021 – Spectrum Brands Holdings, Inc. (NYSE: SPB), a leading global branded consumer products and home essentials company focused on driving innovation and providing exceptional customer service, announced today (i) the early tender and consent results for the previously announced tender offer to purchase for cash by its wholly owned subsidiary, Spectrum Brands, Inc. (the “Company”), any and all of the Company’s outstanding 6.125% Senior Notes due 2024 (the "2024 Notes") and solicitation of consents to amend the indenture governing the 2024 Notes (the "2024 Notes Tender Offer and Consent Solicitation") and (ii) the early tender results for the previously announced tender offer to purchase for cash by the Company of up to $550 million aggregate principal amount (the “Tender Cap”) of the Company’s 5.750% Senior Notes due 2025 (the “2025 Notes” and, together with the 2024 Notes, the “Notes”) (the “2025 Notes Tender Offer”).

2024 Notes Tender Offer and Consent Solicitation

As of the previously announced consent solicitation expiration date and time of 5:00 p.m., New York City time, on March 1, 2021 (the "Consent Solicitation Expiration Time"), according to information provided by the tender agent for the 2024 Notes Tender Offer and Consent Solicitation, a total of $165,527,000 aggregate principal amount, or approximately 66.21% of the outstanding aggregate principal amount of the 2024 Notes, had been validly tendered and not validly withdrawn and related consents validly delivered and not validly revoked in the 2024 Notes Tender Offer and Consent Solicitation. In conjunction with receiving the requisite consents, a supplemental indenture with respect to the 2024 Notes (the "Supplemental Indenture") to effect the proposed amendments (which amend the notice periods for the redemption of the 2024 Notes from 30 days to three days and eliminate substantially all of the restrictive covenants and certain events of default from the indenture governing the 2024 Notes) as described in the Offer to Purchase and Consent Solicitation Statement, dated February 16, 2021 (the "Statement") has been executed.

The Company has accepted for purchase all of the 2024 Notes that were validly tendered and not validly withdrawn by the Consent Solicitation Expiration Time. Withdrawal rights for the 2024 Notes expired at 5:00 p.m., New York City time, on March 1, 2021.

The final expiration of the 2024 Notes Tender Offer and Consent Solicitation remains scheduled for 11:59 p.m., New York City time, on March 15, 2021, unless extended or earlier terminated by the Company in its sole discretion (the “2024 Tender Offer Expiration Time”).  The Company expects to accept for purchase any additional 2024 Notes tendered on or prior to the 2024 Tender Offer Expiration Time on March 16, 2021. The Company currently intends, but is not obligated, to call for redemption, on or after the Consent Solicitation Expiration Time, all of the 2024 Notes that remain outstanding following the 2024 Tender Offer Expiration Time.

2025 Notes Tender Offer

As of the previously announced early tender offer date and time of 5:00 p.m., New York City time, on March 1, 2021 (the "Early Tender Time"), according to information provided by the tender agent for the 2025 Notes Tender Offer, the 2025 Notes Tender offer was oversubscribed as a total of $584,821,000 aggregate principal amount, or approximately 58.48% of the outstanding aggregate principal amount of the 2025 Notes, had been validly tendered and not validly withdrawn as of the Early Tender Time. The principal amount of 2025 Notes that the Company accepted for purchase from each tendering holder was prorated based on a proration factor 94%. Consequently, the Company has accepted for purchase $550,033,000 aggregate principal amount of 2025 Notes. No additional 2025 Notes tendered after the Early Tender Time will be accepted for purchase.

Withdrawal rights for the 2025 Notes expired at 5:00 p.m., New York City time, on March 1, 2021. The final expiration of the 2025 Notes Tender Offer remains scheduled for 11:59 p.m., New York City time, on March 15, 2021, unless extended or earlier terminated by the Company in its sole discretion.

This press release does not constitute a notice of redemption under the optional redemption provisions of the applicable indenture governing the Notes, nor does it constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

About Spectrum Brands Holdings, Inc. and Spectrum Brands, Inc.

Spectrum Brands Holdings, a member of the Russell 1000 Index, is a leading supplier of residential locksets, residential builders’ hardware, plumbing, shaving and grooming products, personal care products, small household appliances, specialty pet supplies, lawn and garden and home pest control products, and personal

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insect repellents. Helping to meet the needs of consumers worldwide, the Company offers a broad portfolio of market-leading, well-known and widely trusted brands including Kwikset®, Weiser®, Baldwin®, National Hardware®, Pfister®, Remington®, George Foreman®, Russell Hobbs®, Black+Decker®, Tetra®, Marineland®, Nature’s Miracle®, Dingo®, 8-in-1®, FURminator®, IAMS® and Eukanuba® (Europe only), Digest-eeze™, Healthy-Hide®, Littermaid®, Good Boy®, Meowee!® , Wildbird®, Wafcol®, OmegaOne®, OmegaSea®, Spectracide®, Cutter®, Repel®, Hot Shot®, Black Flag®, and Liquid Fence®. For more information, please visit www.spectrumbrands.com. Spectrum Brands – A Home Essentials Company™

Forward-Looking Statements

We have made, implied or incorporated by reference certain forward-looking statements in this document. All statements, other than statements of historical facts included or incorporated by reference in this document, without limitation, statements regarding the 2024 Notes Tender Offer and Consent Solicitation, the 2025 Notes Tender Offer or the redemption of the 2024 Notes, statements or expectations regarding our Global Productivity Improvement Program, our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, information concerning expected actions of third parties, retention and future compensation of key personnel, our ability to meet environmental, social, and governance goals and statements regarding the expected impact of the COVID-19 pandemic, economic, social, and political conditions or civil unrest in the U.S. and other countries, and other statements regarding the Company's ability to meet its expectations for its fiscal 2021 are forward-looking statements. When used in this document, the words future, anticipate, pro forma, seeks, intend, plan, envision, estimate, believe, belief, expect, project, forecast, outlook, goal, target, could, would, will, can, should, may and similar expressions are also intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Since these forward-looking statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the impact of the COVID-19 pandemic on our customers, employees, manufacturing facilities, suppliers, the capital markets and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (2) the impact of our indebtedness on our business, financial condition and results of operations; (3) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (4) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (5) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (6) the impact of fluctuations in transportation and shipment costs, in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (7) interest rate and exchange rate fluctuations; (8) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (9) competitive promotional activity or spending by competitors, or price reductions by competitors; (10) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (11) the impact of actions taken by significant stockholders; (12) changes in consumer spending preferences and demand for our products, particularly in light of the COVID-19 pandemic and economic stress; (13) our ability to develop and

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successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (14) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Program), cost efficiencies (including at our manufacturing and distribution operations) and cost savings; (15) the seasonal nature of sales of certain of our products; (16) the effects of climate change and unusual weather activity, as well as further natural disasters and pandemics; (17) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (18) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (19) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (20) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (21) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (22) changes in accounting policies applicable to our business; (23) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (24) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (25) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (26) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (27) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries; (28) the effects of political or economic conditions, terrorist attacks, acts of war, natural disasters, public health concerns or other unrest in international markets; (29) our ability to achieve our goals regarding environmental, social and governance practices; (30) our increased reliance on third party partners, suppliers, and distributors to achieve our business objectives; and (31) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including the 2020 Annual Report and subsequent Quarterly Reports on Form 10-Q.

Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this document is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

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